                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 1, 2002


                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



          DELAWARE                        0-021699                23-2789550
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
     of Incorporation or                    file                 Identification
        Organization)                      number)                   Number)

                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)

                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

     On August 1, 2002, ViroPharma Incorporated announced the events more fully described in the attached press release that is incorporated herein by reference.

     In order to furnish an exhibit for incorporation by reference into the Registration Statement on Form S-3 of ViroPharma previously filed with the Securities and Exchange Commission (File No. 333-64482), which Registration Statement was declared effective by the Commission on October 19, 2001, ViroPharma is filing the opinion of Pepper Hamilton LLP, regarding the validity of the common stock to be sold to Aventis Pharmaceuticals Inc. by ViroPharma as
Exhibit 5.3 to such Registration Statement.

     Item 7 - Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

     Exhibit No.         Description
     -----------         -----------

     5.2                 Opinion of Pepper Hamilton LLP.

     10.1 Settlement Agreement and Release between ViroPharma Incorporated and Aventis Pharmaceuticals Inc. dated August 1, 2002.

     10.2 Sales Force Transfer Agreement between ViroPharma Incorporated and Aventis Pharmaceuticals Inc. dated August 1, 2002.

     23.4 Consent of Pepper Hamilton LLP (included as part of their opinion filed herewith).

     99.1                ViroPharma Incorporated Press Release dated August 1,
                         2002

                                   Signatures

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ViroPharma Incorporated

Date: August 1, 2002               By: /s/ Thomas F. Doyle
                                       --------------------
                                   Thomas F. Doyle
                                   Vice President, General Counsel and Secretary

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                                Index to Exhibits

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
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Exhibit No.           Description
-----------           -----------
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5.2                   Opinion of Pepper Hamilton LLP.

-------------------------------------------------------------------------------------------------
10.1                  Settlement Agreement and Release between ViroPharma Incorporated and
                      Aventis Pharmaceuticals Inc. dated August 1, 2002.

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10.2                  Sales Force Transfer Agreement between ViroPharma Incorporated and Aventis
                      Pharmaceuticals Inc. dated August 1, 2002.

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23.4                  Consent of Pepper Hamilton LLP (included as part of their opinion filed herewith).

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99.1                  ViroPharma Incorporated Press Release dated August 1, 2002

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